Norwood
FINANCIAL CORP

WAYNEBANK.COM

Norwood
FINANCIAL CORP
HELPING THE COMMUNITY GROW

Norwood Financial Corp.
Merger With
North Penn Bancorp, Inc.
December 15, 2010

Forward Looking Statement
Statements contained in this presentation that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, possible delays in completing the merger, difficulties in achieving cost savings from the merger or in achieving such cost savings within the expected time frame, and difficulties in integrating North Penn Bank into Wayne Bank, as well as factors discussed in documents filed by Norwood Financial Corp. or North Penn Bancorp, Inc. with the Securities and
Exchange Commission (SEC) from time to time. Neither Norwood Financial Corp. nor North Penn Bancorp,
Inc. undertakes and both specifically disclaim any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of Norwood Financial Corp. or
North Penn Bancorp, Inc.
Norwood Financial Corp. will file a Registration Statement on Form S-4 with the SEC, which will contain the proxy materials of North Penn Bancorp, Inc. and certain other information regarding Norwood Financial Corp.
These proxy materials will set forth complete details of the merger. Investors are urged to carefully read the proxy materials when filed with the SEC, as they will contain important information. Investors will be able to obtain a copy of the proxy materials free of charge at the SEC’s website at www.sec.gov. The materials may also be obtained for free by directing a written request to Norwood Financial Corp., 717 Main Street,
Honesdale, PA 18431, Attention: Corporate Secretary, or to North Penn Bancorp, 216 Adams Avenue,
Scranton, PA 18503, Attention: Corporate Secretary. Investors should read the proxy materials before making a decision regarding the merger.
Norwood Financial Corp. and North Penn Bancorp, Inc. and their directors and executive officers may be deemed to be “participants” in North Penn Bancorp, Inc.’s solicitation of proxies in connection with the proposed merger. Information regarding directors and executive officers of Norwood Financial Corp. may be found in Norwood Financial Corp.’s proxy statement for its 2010 annual meeting of shareholders dated March
22, 2010, as filed with the SEC. Information regarding directors and executive officers of North Penn
Bancorp, Inc. may be found in North Penn Bancorp, Inc.’s proxy statement for its 2010 annual meeting of shareholders dated April 20, 2010, as filed with the SEC. Copies of the proxy statements are available free of charge at the SEC’s website (www.sec.gov). Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

Transaction Highlights and Rationale
▪ Creates the Third Largest Independent Banking Franchise in
 Northeastern Pennsylvania by Assets
 ➢ $692.9 million in consolidated assets
 ➢ 16 branches
▪ Highly Complementary to Existing Norwood Market
 ➢ Provides access to affluent, higher populated markets west of Norwood’s existing franchise
 ➢ Fills in and expands market in higher growth southern markets
▪ Attractive Valuation
 ➢ 128.3% premium to North Penn’s Tangible Book Value per Share
 ➢ 4.7% core deposit premium
▪ Manageable Size
 ➢ $164.5 million in assets and five branch locations with no complex business or product sets to integrate
▪ Scarcity Value
 ➢ North Penn represents one of the few “acquirable” institutions in existing and complementary markets for Norwood

Transaction Highlights and Rationale
▪ Attractive Deposit Base with Emphasis on Commercial Banking
 ➢ North Penn’s core non-maturity deposits account for approximately 60% of total deposits
 ➢ Strong focus on commercial based, relationship banking
▪ Strong Growth Characteristics
 ➢ Loan growth December 2007 to September 2010 was 23%.
 ➢ Deposit growth December 2007 to September 2010 was 63%.
▪ Favorable Financial Transaction Metrics
 ➢ Accretive to Norwood earnings per share starting in the first full year of consolidated operations
 ➢ Minimally dilutive to Norwood’s pro forma tangible book per share
 ➢ Norwood retains strong pro forma capital levels
▪ Capacity For Cross Selling
 ➢ Ability to introduce trust and related services to North Penn’s customer base

Acquisition of North Penn
Transaction:	Norwood Financial Corp. (“NWFL”) will acquire 100% of the stock of North Penn Bancorp, Inc. (“NPBP”)
Consideration:	Shareholders of NPBP will be eligible to receive cash, NWFL common stock(1), or a mix of both valued at $19.12 per share. The stock portion(1), of the total consideration equates to 55%.
Transaction Value:	$27.1 million(2)
Key Provisions:	NPBP will be merged into Wayne Bank and its offices will be rebranded as Wayne Bank
Board Representation:	One board seat will be provided to a current NPBP director
Due Diligence:	Completed comprehensive due diligence, including detailed review of loan utilizing NWFL senior personnel
Termination Fee:	$1.125 million
Conditions to Closing:	Customary regulatory and NPBP shareholder approval
Expected Closing:	Second Quarter of 2011
(1) Based on a fixed exchange ratio of 0.6829 and a market price of $28.00 for NWFL common stock.
(2) Includes values associated with NPBP outstanding stock options and restricted stock awards.

4

Norwood FINANCIAL CORP

($ in 000's, except per share data)

Financial Highlights:	2006Y	2007Y	2008Y	2009Y	9/30/2010 YTD
Assets	$122,456	$122,532	$138,990	$156,327	$164,505
Cash & Securities	19,579	17,604	23,657	32,453	35,409
Net Loans	95,154	97,247	106,790	114,546	119,696
Deposits	86,746	83,683	99,153	124,055	136,548
Total Debt	21,741	17,879	19,648	12,000	7,000
Equity	13,126	20,184	19,298	19,270	19,908
Tangible Equity	13,126	20,184	19,298	19,270	19,908
Net Interest Income	3,500	3,592	4,380	4,549	4,100
Loan Loss Provision	120	86	31	475	334
Non-interest Income	308	415	336	436	417
Non-interest Expense	3,310	3,580	3,704	4,009	3,107
Net Income	315	301	354	787	825

Profitability Ratios:	2006Y	2007Y	2008Y	2009Y	9/30/2010 YTD
ROAA	0.28%	0.25%	0.28%	0.53%	0.69%
ROAE	2.88%	2.49%	2.34%	4.04%	5.64%
Net Interest Margin	3.41%	3.34%	3.63%	3.33%	3.61%
Efficiency Ratio	84.10%	85.92%	76.14%	78.20%	68.78%

Overview of North Penn Bancorp, Inc.
Source: SNL Financial

5

Norwood Financial Corp

Endicott
Endwell
Johnson City
Binghamton
Dunmore
Back Mountain
Kingston
Nanticoke
Mountain Top
Berwick
Bloomsburg
Hazleton
Pottsville
Allentown
Bethlehem
Emmaus
Easton
Phillipsburg
Succasunna-Kenvil
Hackettstown
Hopatcong
West Milford
Oakland
Ringwood
Wanaque
Middletown
Newburgh
Haverstraw
Monsey
Wyckoff
Paterson
Newark
East Orange
Summit
New Providence
Somerville
Edison
Metuchen

Wayne Bank
A Subsidiary of Norwood Financial Corp
Member FDIC

	Location	2010 Deposits ($000s)
1	Honesdale	121,614
2	Milford	79,337
3	Hawley	51,189
4	Waymart	36,243
5	Stroudsburg	32,644
6	Lakewood	21,046
7	East Stroudsburg	18,736
8	Shohola	16,151
9	Honesdale	11,065
10	Tannersville	10,180
11	Lords Valley	9,686

North Penn Bank
Relationships Not Runaround

	Location	2010 Deposits ($000s)
1	Scranton	57,643
2	Clarks Summit	23,717
3	Stroudsburg	21,037
4	Scranton	15,245
5	Effort	11,961

Expanding Geographic Footprint
Source: SNL Financial; Deposits as of June 30, 2010.
Norwood Financial Corp.
North Penn Bancorp Inc.

5
2
1

Monroe County			
2010 Rank	Institution	Total Deposits ($M)	Total Market Share (%)
1	ESSA Bancorp Inc. (PA)	513,565	23.3%
2	PNC Financial Services Group (PA)	461,187	20.9%
3	Palm Bancorp (PA)	251,736	11.4%
4	Royal Bank of Scotland Group	187,596	8.5%
5	Wells Fargo & Co. (CA)	186,434	8.5%
6	First Keystone Corp. (PA)	118,761	5.4%
7	**Pro Forma NWFL & NPBP***	**94,558**	**4.3%**
7	NBT Bancorp Inc. (NY)	88,990	4.0%
8	National Penn Bancshares Inc. (PA)	80,996	3.7%
9	**Norwood Financial Corp. (PA)**	**61,560**	**2.8%**
10	First Niagara Finl Group (NY)	56,252	2.6%
13	**North Penn Bancorp Inc. (PA)**	**32,998**	**1.5%**
	Other Instiutions (54)	161,435	7.3%
	Total For Institutions In Market	**2,201,510**	**100.0%**

Note: Non-retail branches not included

Total Population	171,191
Projected Population Change 2010-2015	3.89%
Median HH Income	$46,282
Projected HH Income Change 2010-2015	9.43%

Lackawanna County			
2010 Rank	Institution	Total Deposits ($M)	Total Market Share (%)
1	PNC Financial Services Group (PA)	1,197,591	24.7%
2	First National Community Bncp (PA)	618,810	12.8%
3	Penseco Financial Services (PA)	574,865	11.9%
4	Wells Fargo & Co. (CA)	499,876	10.3%
5	Fidelity D & D Bancorp Inc. (PA)	422,374	8.7%
6	Community Bank System Inc. (NY)	403,855	8.3%
7	NBT Bancorp Inc. (NY)	374,380	7.7%
8	F.N.B. Corp. (PA)	274,984	5.7%
9	Citizens Savings Bank (PA)	229,272	4.7%
10	**North Penn Bancorp Inc. (PA)**	**96,605**	**2.0%**
	Other Instiutions (83)	155,959	3.2%
	Total For Institutions In Market	**4,848,571**	**100.0%**

Note: Non-retail branches not included

Total Population	208,866
Projected Population Change 2010-2015	(1.17%)
Median HH Income	$45,802
Projected HH Income Change 2010-2015	15.67%

Enhanced Market Share
▪ Natural Market Extension Further Into Northeastern
 Pennsylvania
 ➢ Entry into Scranton Market Area
 ➢ Enhances market share into growth market of Monroe county
* Reflects combined deposit levels of both institutions.
Source: SNL Financial as of June 30, 2010.

Deal Metrics
▪ Multiples being paid are comparable to the medians seen in acquisitions of other Northeast Pennsylvania thrifts
Purchase Price Overview ($000s in thousands)
Purchase Price:
Common Stock (1)	$24,572
Stock Options (2)	$1,551
Restricted Stock Awards (3)	$975
Total Purchase Price	$27,098
Purchase Price to NPBP’s:(4)
Tangible Book Value	128.3%
LTM Net Income	20.5x
Core Deposit Premium	4.7%
(1) Based on 1,285,148 common shares outstanding.
(2) Based on 157, 632 granted stock options with an average weighted price of $9.28 per share.
(3) Based on 50,981 unvested restricted stock awards.
(4) Based on GAAP common share results and a market price of $28.00 for NWFL common stock.

Pro Forma Financial Impact
▪ Earnings impact:
 ➢ Slightly dilutive to 2011 EPS recognizing a less than full year of consolidated results
 ➢ Accretive to estimated 2012 EPS with full year consolidated results
▪ Capital position:
▪ Pro forma capital ratios well in excess of regulatory guidelines
▪ Pro forma Shareholder base
 ➢ 532,286 shares issued to fund acquisition
 ➢ NWFL pro forma ownership of 83.8% and NPBP pro forma ownership of 16.2%
	As of 9/30/2010	Pro Forma 9/30/2010	“Well Capitalized”
BV per Share	$24.79	$24.65	--
TBV per Share	$24.79	$22.90	--
TCE/TA	12.8%	11.0%	--
Leverage Ratio	12.2%	10.4%	5.00%
Tier 1 Capital	18.1%	14.8%	6.00%
Total Capital	19.4%	15.8%	10.00%

Stockholders or others seeking information regarding the Company may call or write:
Norwood Financial Corp.
Investor Relations
717 Main Street
Honesdale, Pennsylvania 18431
www.waynebank.com
info@waynebank.com
Lewis J. Critelli President & Chief Executive Officer (570) 253-8512	William S. Lance Senior Vice President & Chief Financial Officer (570) 253-8505